UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 5(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2007 (June 28, 2007)

GAMESTOP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32637	20-2733559
(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, Texas	76051
(Address of Principal Executive Offices)	(Zip Code)

(817) 424-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2007 Annual Meeting of Stockholders of GameStop Corp. (the Company” or “GameStop”) held on June 28, 2007, the Company’s stockholders approved the amendment and restatement of the Amended and Restated GameStop Corp. 2001 Incentive Plan (the “Incentive Plan”) that (i) increases the maximum number of shares that may be the subject of awards from 40,000,000 to 43,500,000 shares, with the additional 3,500,000 shares to be used only for the grant of options to purchase shares of our Common Stock, (ii) prohibits the reduction of the exercise price of outstanding options, prohibits the issuance of new awards in exchange for cancellations of outstanding awards and prohibits the buyout of outstanding underwater options for cash without stockholder approval and (iii) amends certain other provisions, including provisions relating to recent changes in law.

In order to facilitate approval of this proposal, the board of directors has committed that for fiscal years 2007, 2008, and 2009, GameStop’s prospective three-year average burn rate with respect to the Company’s equity awards will not exceed the greater of two percent of the Company’s shares outstanding or the mean of its Global Industry Classification Standards Peer Group (2550-Retailing). The burn rate will be calculated as (i) the number of shares granted in each fiscal year by the Company and reported in our periodic reports filed with the SEC, including stock options and restricted stock, divided by (ii) the fiscal year end basic shares outstanding. For purposes of calculating the number of shares granted in a year, stock awards will count as equivalent to (1) 1.5 option shares, if our annual stock price volatility is 53% or higher, (2) two option shares if our annual stock price volatility is between 25% and 52%, and (3) four option shares if our annual stock price volatility is less than 25%.

The following is a summary of the Incentive Plan. This summary is qualified in its entirety by reference to the full text of the Incentive Plan which is filed as an appendix to our Definitive Proxy Statement for our 2007 Annual Meeting of Stockholders and is incorporated by reference into this Current Report on Form 8-K.

General.  The Incentive Plan provides for the grant of options to key officers, employees, consultants, advisors and directors of our company, our subsidiaries and affiliates selected from time to time by our Compensation Committee. The purpose of the Incentive Plan is to assist us in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees who will contribute to our success and to achieve long-term objectives which will inure to the benefit of all our stockholders through the additional incentive inherent in the ownership of our Common Stock. Awards under the Incentive Plan may take the form of stock options, including corresponding share appreciation rights (SARs), restricted stock awards and other share-based awards.

Options available and outstanding.  As of May 4, 2007, a total of 14,630,000 shares of Common Stock are currently subject to outstanding options and 1,366,000 are subject to non-vested restricted stock grants, for a total overhang of 15,996,000 shares. The 14,630,000 shares subject to outstanding options have a weighted average exercise price of $10.60 and a weighted

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average remaining term of 6.4 years. There are 1,853,000 shares available for future grant under the Incentive Plan. Shares are counted against the maximum number of authorized shares only to the extent they are actually issued. Thus, shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant. Also, if the option price or tax withholding requirements of any award is satisfied by tendering shares, or if a SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the Incentive Plan.

Incentive Plan Administration.  Our Compensation Committee administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Compensation Committee has authority, in its sole discretion, to grant awards under the Incentive Plan, to interpret the provisions of the Incentive Plan and, subject to the requirements of applicable law, to prescribe, amend, and rescind rules and regulations relating to the Incentive Plan or any award there under as it may deem necessary or advisable. The Compensation Committee may alter, amend, suspend or terminate the Incentive Plan as it deems advisable, subject to any requirement for stockholder approval imposed by applicable law, including Sections 162(m) and 422 of the Code, or any rule of any stock exchange or quotation system on which shares are listed or quoted; provided that the Compensation Committee may not amend the Incentive Plan to increase the number of shares that may be the subject of options under the Incentive Plan without the approval of our stockholders. In addition, except to the extent necessary to avoid the imposition of additional tax or interest under Section 409A of the Code, no amendment to, or termination of, the Incentive Plan shall in any way impair the rights of an optionee or a participant under any award previously granted without such optionee’s or participant’s consent.

Options.  The Incentive Plan permits the granting of “incentive stock options” meeting the requirements of Section 422 of the Code, and “nonqualified stock options” that do not meet such requirements. The term of each option is determined by the Compensation Committee and shall not exceed ten years after the date of grant unless approved by the Company’s stockholders. Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Compensation Committee. In general, the exercise price for options must be at least equal to 100% of the fair market value of the shares on the date of the grant. The Incentive Plan requires the fair market value to be the average of the high and low price of the common stock for the last day on which a reported sale occurred immediately preceding the date as of which the fair market value is being determined, as reported on the principle securities exchange on which the Company’s Common Stock is traded. The exercise price can be paid in cash, or if approved by the Compensation Committee, by tendering shares owned by the participant, by delivery of a promissory note (for participants other than the executive officers named in the summary compensation table or directors), or any combination of the foregoing. Options are not transferable except by will or the laws of descent and distribution and may generally be exercised only by the participant (or his guardian or legal representative) during his or her lifetime; provided, however, the nonqualified stock options may, under certain circumstances, be transferable to family members and trusts for the benefit of the participant or his family members.

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Share Appreciation Rights.  The Incentive Plan provides that the Compensation Committee may grant SARs in connection with the grant of options. Each SAR must be associated with a specific option and must be granted at the time of grant of such option. A SAR is exercisable only to the extent the related option is exercisable. Upon the exercise of a SAR, the recipient is entitled to receive from us up to, but no more than, an amount in cash or shares equal to the excess of (i) the fair market value of one share on the date of such exercise over (ii) the exercise price of any related option, multiplied by the number of shares in respect of which such SAR shall have been exercised. Upon the exercise of a SAR, the related option, or the portion thereof in respect of which such SAR is exercised, will terminate. Upon the exercise of an option granted in tandem with a SAR, such tandem SAR will terminate.

Reload Options.  The Compensation Committee may grant, concurrently with the award of any option, a reload option to purchase for cash or shares a number of shares equal to (i) the number of shares delivered by the participant to us to exercise the underlying option and (ii) the number of shares used to satisfy any tax withholding requirement incident to the exercise of the underlying option. Although an underlying option may be an incentive stock option, a reload option is not intended to qualify as an incentive stock option. A reload option will have the same expiration date as the underlying option and an exercise price equal to the fair market value of the shares on the date the underlying option is exercised. A reload option is exercisable six months from the date of grant.

Restricted Stock.  The Compensation Committee may award restricted shares under the Incentive Plan. Restricted shares give a participant the right to receive shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares may be based upon performance standards, length of service or other criteria as the Compensation Committee may determine. Until all restrictions are satisfied, lapsed or waived, we will maintain custody over the restricted shares but the participant will be able to vote the shares and will be entitled to all distributions paid with respect to the shares, as provided by the Compensation Committee. During such restrictive period, the restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant forfeits the right to the shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

Stock Purchase Awards.  The Incentive Plan also permits the grant of stock purchase awards. Participants, other than executive officers and directors of the Company, who are granted a stock purchase award are provided with a loan to enable them to pay the purchase price for the shares acquired pursuant to the award. The Compensation Committee will determine the term of a stock purchase loan. The purchase price of shares acquired with a stock purchase loan is the price equal to the fair market value on the date of the award. The Incentive Plan provides that up to 100% of the stock purchase loan may be forgiven over the loan term subject to such terms and conditions as the Compensation Committee shall determine, provided that the participant has not resigned as an employee of our company. At the end of the loan term, the unpaid balance of the stock purchase loan will be due and payable. The Compensation Committee will determine the interest rate, if any, on a stock purchase loan. Stock purchase loans will be secured by a pledge to

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us of the shares purchased pursuant to the stock purchase award and such loans will be recourse or non-recourse as determined by the Compensation Committee.

Antidilution Provisions.  The Incentive Plan requires the Compensation Committee to adjust the number of shares authorized to be issued under the Incentive Plan and subject to outstanding awards (and the grant or exercise price thereof) to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar capitalization change.

Limitations on Awards.  The Incentive Plan prohibits the reduction of the exercise price of outstanding options, prohibits the issuance of new awards in exchange for cancellations of outstanding awards and prohibits the buyout of outstanding underwater options for cash without stockholder approval.

Termination and Amendment.  The Incentive Plan will terminate by its terms and without any action by the board of directors in 2011. No awards may be made after that date. Awards outstanding on such termination date will remain valid in accordance with their terms.

Treatment of Awards Upon a Change in Control, Termination and Related Transactions.  One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant, such as the employment agreements with certain of our executive officers, providing for different terms or provisions with respect to such awards upon a “change in control” of the Company (as the term may be defined in such written agreements) or termination of employment of a participant, subject to certain conditions, provided, that such written agreement may not increase the maximum amount of such awards.

Certain Federal Income Tax Consequences of The Incentive Plan.  The following is a brief summary of the principal federal income tax consequences of awards under the Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

A participant does not recognize taxable income either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the shares and the exercise price is treated as an item of tax adjustment for purposes of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant of the incentive stock option nor within one year of the transfer of the shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such shares, and such gain will be taxable as gain from the sale of a capital asset.

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The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding period requirements are met, on the sale of the underlying shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

If nonqualified stock options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

No income will be realized by the participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any shares received upon the exercise of a SAR. The Company will be entitled to a deduction equal to the amount included in such participant’s income by reason of the exercise of any SAR.

The receipt of a reload option by a holder of an incentive stock option or a nonqualified stock option who pays the exercise price in full or in part with previously acquired shares should not affect the tax treatment of the exercise of such incentive stock option or nonqualified stock option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not recognize taxable income at the time a reload option is granted (except for any income recognized upon the exercise of a nonqualified stock option at the time of grant of the reload option). A reload option will constitute a nonqualified stock option for federal income tax purposes and will be taxed as such in the manner set forth above.

Except as described in the following paragraph, a grant of restricted shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time. A participant may elect to recognize taxable ordinary income at the time restricted shares are awarded in amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Service and the Company within 30 days following the date of grant and must be filed with the federal income tax return for the taxable year in which such award occurs. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on

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the shares will be taxed at the capital gains rate when the shares are sold. However, if, after making such an election, the shares are forfeited, the participant will be unable to claim a deduction.

A participant who receives a stock purchase award incurs no tax liability and the Company does not receive any deduction at the time shares are acquired through a stock purchase award. However, to the extent the stock purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time. In general, stated interest paid or accrued on a stock purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a stock purchase loan does not state adequate interest, interest may be imputed resulting in a participant recognizing compensation income; however, where a participant is a current employee, he should have a commensurate interest expense (which may or may not be deductible by the participant).

Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement (a Covered Employee). The limitation on deductions does not apply to certain types of compensation, including performance-based compensation. It is intended that awards under the Incentive Plan made to Covered Employees in the form of options, restricted share awards, SARs and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation, but no assurance can be made in this regard.

Section 409A of the Code imposes additional tax and interest charges on service providers who receive certain deferred compensation that does not meet the requirements of Section 409A. It is intended that awards under the Incentive Plan meet the requirements of Section 409A, but no assurance can be made in this regard.

Awards made to participants under the Incentive Plan may be subject to federal, state and local income tax withholding obligations and the Company complies with any requirements to withhold such taxes.

ERISA Status.  The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Item 8.01. Other Events.

On June 28, 2007, the Company issued a press release announcing that its Board of Directors had authorized the redemption of all $120 million of the outstanding bonds remaining under its and GameStop, Inc.'s Senior Floating Rate Notes due 2011. The Notes are redeemable by the Issuers beginning on October 1, 2007.

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The Company expects to incur a one-time pre-tax charge of approximately $3.8 million in the third quarter of 2007 associated with the redemption, which represents the $2.4 million premium paid to bondholders to redeem the remaining bonds and $1.4 million of deferred financing costs.

The terms and conditions of the Notes permit the Issuers to unconditionally redeem all of the Notes at a redemption price of 102% plus accrued and unpaid interest up to and including the date fixed for redemption. The expected date for redemption by the Issuers is October 1, 2007.

Formal notice of the redemption will be made to bondholders in accordance with the terms of the Notes, with such notice to be mailed at least 30 days but no more than 60 days before the redemption date.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description of Exhibit

10.1(1)	Second Amended and Restated GameStop Corp. 2001 Incentive Plan
99.1	Press Release, dated June 28, 2007

(1)

Filed as Appendix A to our Proxy Statement for our 2007 Annual Meeting of Stockholders held on June 28, 2007 filed with the Securities and Exchange Commission on May 29, 2007, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

Date: July 5, 2007	By:	/s/ David W. Carlson
		Name:	David W. Carlson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1(1)	Second Amended and Restated GameStop Corp. 2001 Incentive Plan
99.1	Press Release, dated June 28, 2007